UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 21, 2019, Entercom Communications Corp. (the “Company”) held its Annual Meeting of Shareholders.

(b)	The following matters were voted on at the Company’s Annual Meeting of Shareholders:

(i)	the election of one Class A Director, in Board Class II, for a three year term expiring at the 2022 annual meeting of shareholders or until such Director’s successor is duly elected and qualified;

(ii)

the election of two other Directors, each in Board Class II, for a three year term expiring at the 2022 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified; and

(iii)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019.

At the Company’s Annual Meeting of Shareholders:

(I)	Mark R. LaNeve was elected as a Class A Director, in Board Class II, for a three year term expiring at the 2022 annual meeting of shareholders or until his successor is duly elected and qualified;

(II)

Sean R. Creamer and Joel Hollander were each elected as a Director, in Board Class II, for a three year term expiring at the 2022 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified; and

(III)	the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019.

The voting results were as follows:

(A)	Election of Class A Director in Board Class II:

Nominee	For	Withheld	Broker Non-Votes
Mark R. LaNeve	76,765,836	27,145,438	19,415,134

(B)	Election of two other Directors in Board Class II:

Nominee	For	Withheld	Broker Non-Votes
Sean R. Creamer	140,093,099	4,270,165	19,415,134
Joel Hollander	115,012,629	29,350,635	19,415,134

(C)	Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
162,749,962	988,589	39,847	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President and Secretary

Dated: May 23, 2019